SCHEDULE 14A INFORMATION
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Highland Distressed Opportunities, Inc.
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HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

[April 25, 2008]

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Highland Distressed Opportunities, Inc. (the “Company”) to be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, TX 75240 on Friday, June 6, 2008, at 8:00 a.m. Central Time. Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In addition to voting on the proposals described in the Notice and Proxy Statement, you will have an opportunity to hear a report on your Company and to discuss other matters of interest to you as a stockholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/  James D. Dondero
James D. Dondero
President

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2008

The Annual Meeting of Stockholders of Highland Distressed Opportunities, Inc., a Delaware corporation (the “Company”), will be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, TX 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.    To elect James F. Leary and Bryan A. Ward as Class I Directors of the Company, each to serve for a three-year term expiring at the 2011 Annual Meeting and until his successor is duly elected and qualified;

2.    To ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the current year;

3.    To approve a proposal to authorize the Company, subject to the approval of its Board of Directors, to sell shares of its common stock (“Common Stock”) at a price below net asset value per share, or warrants, options and rights to acquire its Common Stock at a price below the then current net asset value per share; and

4.    To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The close of business on April 14, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

The Board of Directors is requesting your vote. Your vote is important regardless of the size of your holdings in the Company. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Directors

/s/  M. Jason Blackburn
M. Jason Blackburn
Secretary

[April 25, 2008]
Dallas, Texas

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Highland Distressed Opportunities, Inc., a Delaware corporation (the “Company”), for use at the Company’s Annual Meeting of Stockholders to be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, TX 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated [April 25, 2008]. The Company is a business development company (“BDC”), a closed-end company that is not registered as an investment company under, but is subject to certain provisions of, the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management, L.P. (the “Adviser”), with its principal office at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the investment adviser and administrator to the Company. The Company’s principal executive office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being sent to stockholders on or about [April 25, 2008]. The Board of Directors (the “Board”) has fixed the close of business on April 14, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, [          ] shares of the Company’s Common Stock, par value $0.001 per share, were issued and outstanding and the Company had not issued any Preferred Stock. Stockholders of the Company are entitled to one vote for each full Company share held.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares of stock covered thereby will be voted in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as directors of the nominees listed below; “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accountant of the Company for the current year; “FOR” the authorization of the Company, subject to the approval of the Board, to sell shares of its Common Stock at a price below the then current net asset value per share; and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the proposals referred to in this Proxy Statement and the Notice of Meeting. A stockholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy, and voting in person, or by giving written notice of such revocation to the Secretary of the Company or by returning a later-dated proxy before the Annual Meeting. The presence in person or by proxy of stockholders of the Company entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for the Company’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present. Shares represented by properly executed proxies with respect to which a vote is withheld, the stockholder abstains or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum.

In addition to soliciting proxies by mail, the Company’s officers and employees of the Company’s investment adviser may solicit proxies by telephone or in person. The Altman Group has been selected as a proxy solicitor at an anticipated cost of $25,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is composed of five Directors. At the upcoming Annual Meeting, the holders of the Company’s Common Stock are being asked to elect James F. Leary and Bryan A. Ward as Class I Directors of the Company, each to serve for a three-year term until the 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Leary and Ward are currently serving as Class I Directors of the Company, and each has agreed to continue to serve as a Class I Director, if elected. If either Mr. Leary or Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board may select.

The Company’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Directors, and Class III is comprised of one Director. Messrs. Leary and Ward were designated as the initial Class I Directors at the December 8, 2006 Meeting of the Board of Directors of the Company and will continue to serve as Class I Directors if elected at the Annual Meeting. Messrs. Hui and Kavanaugh were designated as the initial Class II Directors at the December 8, 2006 Meeting of the Board of Directors of the Company to serve until the 2009 Annual Meeting. Mr. Dougherty was designated to serve as the Class III Director at the December 8, 2006 Meeting of the Board of Directors of the Company to serve until the 2010 Annual Meeting.

Information about Nominees for Director and Continuing Directors

Set forth below is the name and certain biographical and other information for each Director, as reported to the Company by each such person:

			Number of
	Position(s) Held		Portfolios in
	With the Company,		the Highland
	Length of Time	Principal Occupation(s)	Fund Complex[2]	Other
	Served and Term	During the Past	Overseen by	Directorships
Name (Age) Address[1]	of Office	Five Years	Director	Held

Class I — Nominees for Director (Non-Interested Directors3)

James F. Leary (78)	Director of the Company since December 2006; current Company Nominee for a term to expire at the 2011 annual meeting.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	12	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (53)	Director of the Company since December 2006; current Company Nominee for a term to expire at the 2011 annual meeting.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	12	None

Class II — Continuing Directors (Non-Interested Directors3)

Timothy K. Hui (59)	Director of the Company since December 2006 (with a term expiring at the 2009 annual meeting).	Vice President since February 2008; Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education, July 2004 to June 2006; and Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	12	None

Number of
	Position(s) Held		Portfolios in
	With the Company,		the Highland
	Length of Time	Principal Occupation(s)	Fund Complex[2]	Other
	Served and Term	During the Past	Overseen by	Directorships
Name (Age) Address[1]	of Office	Five Years	Director	Held

Scott F. Kavanaugh (47)	Director of the Company since December 2006 (with a term expiring at the 2009 annual meeting).	Vice-Chairman, President and Chief Operating Officer, Keller Financial Group since September 2007; Chairman and Chief Executive Officer, First Foundation Bank since September 2007; Private Investor since February 2004; Sales Representative at Round Hill Securities, March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	12	None

Class III — Continuing Director (Interested Director4)

R. Joseph Dougherty (37)	Director and Chairman of the Board of the Company since December 2006 (with a term expiring at the 2009 annual meeting).	Senior Portfolio Manager of the Adviser since 2000; Director/Trustee, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.	12	None

[1]	The address of each Director is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies that are advised by the Adviser as of the date of this proxy statement and the Company.

[3]	“Non-Interested” Directors are those who are not “interested persons” of the Company as described under Section 2(a)(19) of the 1940 Act.

[4]	Mr. Dougherty is deemed to be an “interested person” of the Company under the 1940 Act because of his position with the Adviser. Each Director other than Mr. Dougherty is a “Non-Interested” Director.

Executive Officers

In addition to Mr. Dougherty, the Company’s other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Dougherty, Blackburn and Colvin as reported by them to the Company. Such officers serve at the pleasure of the Directors or until their successors have been duly elected and qualified. The Directors may fill any vacancy in office or add any additional officers at any time.

	Position(s), Length	Principal
	of Time Served and	Occupation(s) During
Name (Age) Address*	Term of Office	the Past Five Years

James D. Dondero (45)	President of the Company since September 2006.	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Adviser; Chairman of the Board of Directors of Highland Financial Partners, L.P.; and President of the funds in the Highland Fund Complex.

Mark K. Okada (46)	Executive Vice President of the Company since September 2006.	Executive Vice President of Strand; Chief Investment Officer of the Adviser; and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (37)	Senior Vice President of the Company since September 2006.	Senior Portfolio Manager of the Adviser since 2000; Director, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (32)	Secretary and Treasurer of the Company since September 2006.	Assistant Controller of the Adviser since November 2001; and Secretary and Treasurer of the funds in the Highland Fund Complex.

Michael Colvin (38)	Chief Compliance Officer of the Company since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; and Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

*	The address of each Officer is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Company and the aggregate dollar range of shares beneficially owned by each Director and nominee of the Company.

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen by
Board Member in
	Dollar Range of	Highland Family of
	Shares of the	Investment
Name of Board Member	Company*	Companies**

R. Joseph Dougherty	[TBD]	Over $100,000
Timothy K. Hui	[$0]	$1 - $10,000
Scott F. Kavanaugh	[$0]	$50,001 - $100,000
James F. Leary	[$0]	$10,001 - $50,000
Bryan A. Ward	[$0]	$1 - $10,000

*	Based on market value as of March 31, 2008.

**	Based on market value as of December 31, 2007. “Family of Investment Companies” consists of twelve registered investment companies that share the Adviser as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

Set forth in the table below is the security ownership in the Company of each Director and executive officer.

(3) Amount and
Nature of
	(2) Name of	Beneficial	(4) Value of	(5) Percent of
(1) Title of Class	Beneficial Owner	Ownership*	Securities	Class

Common Stock	R. Joseph Dougherty	[ ] shares	$[ ]	[ ]	%
Common Stock	Timothy K. Hui	[ ] shares	$[ ]	[ ]	%
Common Stock	Scott F. Kavanaugh	[ ] shares	$[ ]	[ ]	%
Common Stock	James F. Leary	[ ] shares	$[ ]	[ ]	%
Common Stock	Bryan A. Ward	[ ] shares	$[ ]	[ ]	%
Common Stock	James D. Dondero	[ ] shares	$[ ]	[ ]	%
Common Stock	Mark Okada	[ ] shares	$[ ]	[ ]	%
Common Stock	M. Jason Blackburn	[ ] shares	$[ ]	[ ]	%
Common Stock	Michael Colvin	[ ] shares	$[ ]	[ ]	%

*	Based on market value as of March 31, 2008. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

As of March 31, 2008, the Directors and officers of the Company, as a group owned [     ]% of the Company’s outstanding Common Stock.

During the fiscal year ended December 31, 2007, the Board of Directors of the Company convened 14 times. During the fiscal year ended December 31, 2007, each Director attended at least 75% of the meetings of the Board and Committees on which he serves held during the period he was a Director.

Directors are invited and encouraged to attend the Company’s Annual Meeting of Stockholders. A Director who is unable to attend the Annual Meeting is expected to notify the Chairman of the Board of Directors. This Proxy Statement is for the first Annual Meeting of the Company.

The Board of the Company has four committees; the Audit Committee, the Nominating/Corporate Governance/Compensation Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the Non-Interested Directors, each of whom is “Independent” as defined by the New York Stock Exchange (the “NYSE”).

Audit Committee

Pursuant to the Audit Committee Charter adopted by the Board, the role of the Audit Committee is to (1) oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (2) assist in Board oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications, independence and performance. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. The Audit Committee met seven times and a subcommittee of the Audit Committee met once in fiscal year 2007. The Audit Committee Charter for the Company is attached as Exhibit A to this Proxy Statement. The members of the Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward. The Board has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws. The Chairman of the Audit Committee presides at executive sessions of the non-management Directors held without management.

Nominating/Corporate Governance/Compensation Committee

The Company’s Nominating/Corporate Governance/Compensation Committee is responsible for selecting the Non-Interested Director nominees and recommending to the Board candidates for all other Director nominees for election by stockholders or appointment by the Board. In addition, the Nominating/Corporate Governance/Compensation Committee is responsible for advising the Board with respect to Board composition, procedures and committees, developing and recommending to the Board a set of corporate governance principles applicable to the Company, overseeing the evaluation of the Board and the Company’s management, reviewing and approving the Company’s objectives relevant to compensation of Non-Interested Directors and making recommendations to the Board with respect to the compensation of Non-Interested Directors. A copy of the Company’s Nominating/Corporate Governance/Compensation Committee Charter is available at www.highlandhcd.com.

The Nominating/Corporate Governance/Compensation Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Company, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such stockholder recommendations must include information regarding the recommended nominee as specified in the Nominating/Corporate Governance/Compensation Committee Charter.

The Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Directors’ slate of nominees in this Proxy Statement.

The Nominating/Corporate Governance/Compensation Committee Charter describes the factors considered by the Nominating/Corporate Governance/Compensation Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by stockholders, the Nominating/Corporate Governance/Compensation Committee takes into consideration factors listed in the Nominating/Corporate Governance/Compensation Committee Charter, including character and integrity, business and professional experience, whether the Nominating/Corporate Governance/Compensation Committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest.

The Nominating/Corporate Governance/Compensation Committee did not meet during fiscal year 2007.

Litigation Committee

The Company has established a Litigation Committee to seek to address any potential conflicts of interest between the Company and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Company and the Adviser or another client of the Adviser. The Litigation Committee did not meet in fiscal year 2007.

Qualified Legal Compliance Committee

The members of the Audit Committee of the Company shall serve as the Qualified Legal Compliance Committee (the “QLCC”) for the Company for the purpose of establishing alternative procedures for counsel to report potential material violations of federal or state securities laws by the Company or its officers, and to address related matters. The QLCC of the Company did not meet in fiscal year 2007.

Remuneration of Directors and Executive Officers

The executive officers of the Company and Interested Directors receive no direct remuneration from the Company. Currently, Non-Interested Directors of the Company receive an annual fee of $150,000 payable in quarterly installments in arrears and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Directors of the Company were compensated at the rate of $10,000 annually for serving as a Director of the Company, and also received compensation from the other portfolios in the Highland Funds complex. Non-Interested Directors are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Directors do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Company to its Directors and the aggregate compensation paid by the Highland Fund Complex to the Directors.

	Aggregate	Pension or		Aggregate
	Compensation	Retirement Benefits		Compensation
	from the Company	Accrued as		from Highland Fund
	for the	Part of the	Estimated Annual	Complex for the
	Fiscal Year Ended	Company’s	Benefits Upon	Calendar Year Ended
Name of Board Member	December 31, 2007	Expense	Retirement	December 31, 2007

Interested Director
R. Joseph Dougherty	$0	$0	$0	$0
Non-Interested Directors
Timothy K. Hui	$10,000	$0	$0	$122,722
Scott F. Kavanaugh	$10,000	$0	$0	$122,722
James F. Leary	$10,000	$0	$0	$122,722
Bryan A. Ward	$10,000	$0	$0	$122,722

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Company and the Board, the following stockholder(s) or “groups”, as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Company’s outstanding stock as of March 31, 2008:

(3) Amount and
Nature of
	(2) Name of	Beneficial
(1) Title of Class	Beneficial Owner	Ownership	(4) Percent of Class

			[ ]	%
			[ ]	%
			[ ]	%
			[ ]	%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Company’s Directors and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Company’s Common Stock, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Directors, officers, the Adviser, certain affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms they file with respect to shares of the Company. Based solely upon the Company’s reviews of the copies of such forms they receive and written representations from such persons, the Company believes that during the fiscal year ended December 31, 2007, these persons complied with all such applicable filing requirements.

Vote Required for Election of Directors

The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. Shares that abstain from voting as to a particular matter and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter) will be considered present at the Annual Meeting but will not be counted as votes in favor of such matter, nor will they be counted as votes cast or shares voting on such matter. Accordingly, assuming the presence of a Quorum, abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting on the election of directors.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE AS DIRECTOR.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

At a meeting held on March 7, 2008, the Company’s Audit Committee approved, and the Company’s Board, including a majority of Non-Interested Directors, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of PwC will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2007, the Company’s Audit Committee recommended to their Board that such statements be included in the Company’s annual report on Form 10-K. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees to PwC in the Company’s last fiscal year. One hundred percent (100%) of all services provided by PwC were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Company’s pre-approval policies and procedures, the Audit Committee of the Company must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company that are related to the operations and financial reporting of the Company. In some circumstances, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Company during the fiscal year in which the non-audit services are provided. PwC did not provide services during the Company’s last fiscal year to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company, and which services related to the operations and financial reporting of the Company.

Fiscal Year Ended	2007[1]

Audit Fees	$105,337
Audit-Related Fees	$52,500	[2]
Tax Fees	$20,000	[3]
All Other Fees	$0
Aggregate Non-Audit Fees	$0

[1]	For the fiscal year ended December 31, 2007. The Company commenced investment operations on January 18, 2007.

[2]	Services to the Company consisted of a review of quarterly regulatory filings.

[3]	Services to the Company consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Company’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee of the Company oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company’s annual report on Form 10-K dated December 31, 2007 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2007 audited financial statements with management and with PwC, the Company’s independent registered public accounting firm. The Committee has also discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Company is compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC, with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and as filed with the Securities and Exchange Commission.

Stockholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

Vote Required for Ratification of the Selection of PwC as Independent Public Accountants for the Current Year

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is necessary to ratify the selection of PwC as independent public accountants for the current year. Abstentions and broker non-votes are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE
SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE CURRENT YEAR.

PROPOSAL 3

AUTHORIZATION OF THE COMPANY, SUBJECT TO THE APPROVAL OF ITS BOARD OF
DIRECTORS, TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW NET ASSET VALUE PER SHARE OR WARRANTS, OPTIONS AND RIGHTS TO ACQUIRE COMMON STOCK AT A PRICE BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE OF SUCH STOCK

The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its Common Stock at below the then current net asset value per share, subject to certain exceptions. One of these exceptions permits the sale of stock at below net asset value, and the sale of options, warrants or rights to purchase stock at below net asset value, if the sale is approved at the last Annual Meeting by the holders of a majority of the Company’s outstanding voting securities and by the holders of a majority of the Company’s outstanding voting securities who are not “affiliated persons” of the Company (as defined in the 1940 Act) within one year immediately prior to any such sale.

Pursuant to this proposal, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its Common Stock, sell or otherwise issue shares of its Common Stock at a price that is below net asset value per share or warrants, options or rights to acquire its Common Stock at a price below the then current net asset value per share of such stock, subject to certain conditions discussed below. Such a sale may be to third parties, current stockholders or affiliates of the Company or the Adviser. If approved, the authorization would be effective for a period expiring on the earlier of the one-year anniversary of the date of the stockholder approval and the date of the Company’s 2009 Annual Meeting of Stockholders (although the warrants, options and rights issued pursuant to this authority may be exercised after the end of the one-year period).

Growing Supply of Distressed Investment Opportunities

The Adviser believes that current market conditions present abundant opportunities to invest in distressed markets. It expects the breadth of opportunities will continue to expand due to the growth in new issuance and refinancing of leveraged loans as well as the historically high levels of leverage employed in these transactions in 2007.

The Adviser believes the current market environment may allow the Company to increase both the overall investment yield on its investments and the opportunity for capital appreciation. As a consequence of increased market volatility that began in July 2007, credit markets are experiencing significant re-balancing dynamics, leading to lower prices and higher interest rate spreads. As tracked by Standard & Poor’s Leveraged Commentary and Data website (“S&P LCD”), the average bid price of senior loans (also called bank loans, leveraged loans, or floating rate loans), which as of March 14, 2008 represent approximately 50.0% of the Company’s portfolio, has decreased significantly since June 30, 2007 from approximately 99.8% of par to 88.6% of par as of February 29, 2008. Similarly, the average price of high-yield bonds has dropped significantly from an average price of approximately 100.8% of par as of June 30, 2007 to approximately 88.1% of par as of February 29, 2008 (Source: S&P LCD). As of March 14, 2008, corporate notes and bonds (also called high-yield bonds) represented approximately 40.0% of the Company’s portfolio.

The Adviser believes that these price movements are primarily a result of the sharp increases in the cost of capital. As a result, the average interest rate spreads of leveraged and high-yield bonds have experienced sharp increases during this period. As of February 29, 2008, discounted spreads on loans had increased to approximately 834 basis points (“bps”) over the London Interbank Offered Rate (“LIBOR”) and option-adjusted spreads on high-yield bonds had increased to 800 bps (Source: S&P LCD). The Adviser believes that this supply-demand imbalance and broad sentiment shift has created irrational value dislocations, which the Company will seek to identify and capture.

The Adviser believes that over time the best indicator of corporate defaults has traditionally been new issue supply of leveraged loans and high-yield bonds. The record growth over the past two years and subsequent liquidity crisis and credit market downturn has hindered new issuance of leveraged loans and high-yield bonds, making it more difficult to refinance existing debt. This, coupled with the high leverage prevalent in many companies today, may create an environment where businesses are unable to service their debt. Therefore, the Adviser believes that the distressed debt market will be robust for years to come.

As all-time low default rates were reached in 2007, the Adviser believes that defaults and default rates will increase in 2008 and 2009. Market prices as of February, 2008 appeared to be pricing in a default rate of approximately 12.6% despite the fact that the historic default rate over the last four years was approximately 2.2% and the default rate as of February 29, 2008 was approximately 0.94% (Source: S&P LCD). Given that a default rate of 12.6% seems more pessimistic than even the most bearish market strategists, the Adviser remains bullish on the loan market.

Reasons to Offer Common Stock below Net Asset Value

Although it may raise funds through other means, such as borrowing, the Company is heavily dependent on its ability to raise capital through the issuance of Common Stock. As a regulated investment company (“RIC”), the Company generally must distribute substantially all of its investment company net income (other than long-term capital gains in some circumstances) to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, business development companies like the Company must maintain an asset coverage ratio of 200% (as defined in the 1940 Act), which generally requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company maintains sources of liquidity through a portfolio of liquid assets and other means, but generally attempts to remain close to fully invested and does not hold substantial cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

In the relatively short trading history of the Company’s Common Stock, the Company’s Common Stock has generally traded at a discount to net asset value. The following table sets forth the range of high and low closing prices of the Company’s Common Stock as reported on the NYSE since the Company’s initial public offering and

the closing sales price as a percentage of net asset value. On [          ], 2008, the last reported closing sale price of the Company’s Common Stock was $[     ] per share.

					Premium/	Premium/
					Discount	Discount
			Price Range		of High Sales	of Low Sales
	NAV[1]		High	Low	Price to NAV	Price to NAV

2007
First quarter (February 22, 2007* through March 31, 2007)	$14.05		$15.25	$14.06	109%	100%
Second quarter (April 1, 2007 through June 30, 2007)	$14.08		$15.05	$13.84	107%	98%
Third quarter (July 1, 2007 through September 30, 2007)	$12.34		$14.48	$9.75	117%	79%
Fourth quarter (October 1, 2007 through December 31, 2007)	$10.27		$13.20	$8.38	129%	82%
2008
First quarter (January 1, 2008 through March 31, 2008)		[2]	$9.26	$5.96	[2]	[2]
Second quarter (April 1, 2008 through April [ ], 2008)		[2]	$[ ]	$[ ]	[2]	[2]

*	First day of trading on the NYSE

[1]	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.

[2]	[Net asset value has not yet been calculated for this period. The Company generally determines the net asset value per share of its Common Stock on a quarterly basis.]

Recently, the Company’s share price has been well below net asset value, and may continue to trade at below net asset value in the future. Trading at a discount is not uncommon for BDCs. As noted above, however, the current market dislocation has created, and the Company believes will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of Common Stock below net asset value. Stockholder approval of this proposal will provide the Company with the flexibility to invest in such opportunities.

The Board believes that having the flexibility to issue the Company’s Common Stock below net asset value in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at disadvantageous times.

Conditions to Sales Below Net Asset Value

If stockholders approve this proposal, the Company will only sell shares of its Common Stock at below net asset value per share or warrants, options or rights to acquire its Common Stock at a price below the then current net asset value per share of such stock if the following conditions are met:

•	a “required majority” of the Company’s Directors have determined that any such sale is in the best interest of the Company and its stockholders; and

•	a “required majority” of the Company’s Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

A “required majority” of directors means both a majority of the Company’s Directors who have no “financial interest” in the transaction and a majority of the Non-Interested Directors. For these purposes, Directors will not be deemed to have a financial interest solely by their ownership of Company stock.

Even if the Proposal is approved, the Company will not be required to sell any Common Stock under this authority.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s Common Stock at below net asset value per share or warrants, options or rights to acquire its Common Stock at a price below the then current net asset value per share of such stock. Any sale of Common Stock or warrants, options or rights to acquire Common Stock at a price below the then current net asset value per share of such stock would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance.

Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the Common Stock or warrants, options or rights to acquire Common Stock proposed to be authorized for issuance, and thus any future issuance of Common Stock or warrants, options or rights to acquire Common Stock may dilute such stockholders’ holdings of Common Stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

Vote Required for Authorization of the Company, Subject to the Approval of the Board, to Sell Shares of its Common Stock at a Price Below Net Asset Value or Warrants, Options or Rights to Acquire its Common Stock at a Price below the then Current Net Asset Value per Share

The affirmative vote of (i) the holders of a majority of the outstanding shares of Common Stock; and (ii) the holders of a majority of the outstanding shares of Common Stock that are not held by “affiliated persons” (as defined in the 1940 Act) of the Company is required to approve this proposal. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes are all counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against this proposal. Unless otherwise indicated, the persons named in the proxy will vote all proxies in favor of this proposal.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY
RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO
SELL SHARES OF ITS COMMON STOCK DURING THE NEXT YEAR AT A PRICE BELOW
THE THEN CURRENT NET ASSET VALUE PER SHARE.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Any proposals of stockholders that are intended for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2009 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive office no later than December 27, 2008 and must comply with the requirements of Rule 14a-8 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The deadline for receipt of timely notice of stockholder proposals for submission to the 2009 Annual Meeting of Shareholders is March 12, 2009. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Company that they will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want Company mailings consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Company at the telephone number above or write the Company at the address above and the Company will furnish separate mailings, in accordance with instructions.

The Company’s annual report on Form 10-K dated December 31, 2007 has been provided with this proxy statement. Additional copies of the Company’s annual report on Form 10-K, proxy statements, and stockholder reports are available upon request, without charge, by writing to the Company at 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling 1-877-665-1287.

Stockholders of the Company who wish to communicate with Directors (or to the Independent Directors as a group) should send communications to the attention of the Secretary of the Company, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

The Company’s code of business conduct and ethics is available on its website, http://highlandhcd.com, and available upon request by contacting the Company.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope or to vote [electronically or by telephone] as described on page 1 of this Proxy Statement.

By Order of the Boards of Directors

/s/  James D. Dondero
James D. Dondero
President

[April 25, 2008]
Dallas, Texas]

Exhibit A

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

AUDIT COMMITTEE CHARTER

1.	Audit Committee Membership and Qualifications:

(a)	The Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

(b)	No member of the Audit Committee shall be an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Company except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the “2002 Act”).

(c)	Each member of the Audit Committee must be “financially literate” (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have “accounting or related financial management expertise,” as determined by the Board in its business judgment.

(d)	No member of the Audit Committee may serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Any such determination must be disclosed in the Company’s annual proxy statement.

(e)	The Board also must annually determine whether one or more members of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented by the SEC under Section 407 of the 2002 Act, and whether such ACFE is “independent.” For purposes of this finding only, in order to be considered “independent,” any such ACFE may not, other than in his capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Company. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise. Notwithstanding any designation as an ACFE, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Designation as an ACFE will not increase the duties, obligations or liability of the designee beyond the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee of the Board.

2.   The purposes of the Audit Committee are to:

(a)	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

(b)	assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit function (which function the Company may outsource to a third party service provider) and independent auditors; and

(c)	prepare an Audit Committee report as required by the SEC to be included in the Company’s annual proxy statement.

3.   Role and Responsibilities of the Audit Committee:

(a)	The function of the Audit Committee is oversight; it is Company management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, the Company’s management is responsible for (i) preparation, presentation and integrity of the Company’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

(b)	Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Company’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Company’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

(c)	Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Company’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent auditors for auditing, the financial statements.

4.   To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to have direct responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)	to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditors and the Company; and, after reviewing the foregoing report, to evaluate the independent auditors’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Company management and other personnel responsible for the Company’s internal audit function

(which function the Company may outsource to a third party service provider) and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

(c)	to meet with the Company’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Company management; (iii) review all critical accounting policies and practices applied by the Company in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) review any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Company, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of report the independent auditors propose to render to the Board and Company stockholders;

(d)	to review (i) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Company management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Company;

(e)	to (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Company and all non-audit services to be provided by the independent auditors to the Company’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company and (ii) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

(f)	to consider whether the independent auditors’ provision of any non-audit services to the Company, the Company’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(g)	to discuss: (i) the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in its reports filed with the SEC; and (ii) the Company’s earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h)	to set clear hiring policies for employees or former employees of the independent auditors in compliance with Rule 2-01(c)(2) of Regulation SX;

(i)	to establish procedures for the receipt, retention, and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company or the Company’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Company, of concerns regarding questionable accounting or auditing matters pertaining to the Company;

(j)	to periodically meet separately with the Company’s management, other personnel responsible for the Company’s internal audit function (which function the Company may outsource to a third party service provider) and the independent auditors;

(k)	to discuss policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which senior management of the Company assesses and manages the Company’s exposure to risk and to discuss the Company’s major financial risk exposures and assess the steps management has taken to monitor and control such exposures;

(l)	to review with the Company’s principal executive officer and/or principal financial officer any reports received in connection with required certifications on Form 10-K and Form 10-Q of any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting;

(m)	to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Company’s financial statements, (ii) the Company’s compliance with legal or regulatory requirements, (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to 4(b) above), or (iv) the performance of the internal audit function (which function the Company may outsource to a third party service provider);

(n)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, including a review and assessment of the adequacy of this Charter, conducted in such manner as the Committee deems appropriate; and

(o)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

5.	The Audit Committee shall meet on a regular basis (typically, once every fiscal quarter) and is empowered to hold special meetings, as circumstances require.

The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by applicable law and the Company’s bylaws.

6.	The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Company or (b) any advisers employed by the Audit Committee. The Company shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

7.	The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Company, the Company’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

8.	The Company shall provide the NYSE with a Section 303A Annual Written Affirmation, which includes certain affirmations with respect to the Audit Committee and this Charter, in the form and within the time periods proscribed by the NYSE.

Dated: February 22, 2007

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

COMMON STOCK

Using a black ink pen, mark your votes with an X as shown in this example.  [x]

Please do not write outside the designated areas.

A.	Voting Items

1. Election of Class I Directors — The Board of Directors recommends a vote FOR the nominees listed.

Nominees:	For	Withhold		For	Withhold

01 - Mr. James F. Leary	☐	☐	02 - Mr. Bryan A. Ward	☐	☐

2.	Selection of PricewaterhouseCoopers LLP — The Board of Directors recommends a vote FOR the ratification of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the current year.

	For	Against	Abstain

Ratification of PricewaterhouseCoopers LLP	☐	☐	☐

3.	Sale of Shares below Net Asset Value — The Board of Directors recommends a vote FOR the proposal to authorize the Company, subject to the approval of its Board of Directors, to sell shares of its Common Stock at a price below net asset value per share, or warrants, options and rights to acquire its Common Stock, at a price below the then current net asset value per share.

	For	Against	Abstain

Authorization to Sell Shares below Net Asset Value	☐	☐	☐

4.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

PROXY – HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Annual Meeting Of Stockholders – June 6, 2008
Common Stock Proxy Solicited On Behalf Of Board Of Directors

The undersigned holder of shares of Common Stock of Highland Distressed Opportunities, Inc., a Delaware corporation (the “Company”), hereby appoints Mark K. Okada, Michael Colvin, and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Galleria Tower I, 13355 Noel Road, Suite 275 – The Chicago Room, Dallas, TX 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Annual Meeting”), and thereat to vote all Common Stock of the Company which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.